UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 23, 2024

SHARPLINK GAMING, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41962	87-4752260
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices) (Zip Code)

612-293-0619

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBET	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

SharpLink Gaming, Inc., a Delaware corporation (“SharpLink” or the “Company”), reconvened the 2024 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) on Monday, December 23, 2024 at 4:00 p.m. Central Time. The Annual Meeting was held in person at 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55401.

The Annual Meeting was originally scheduled for Monday, December 9, 2024. On the date of the original meeting, the quorum required by the Amended and Restated Certificate of Incorporation of the Company (holders of at least 33 1/3% of the outstanding shares of stock entitled to vote) was not present at the Annual Meeting. Therefore, pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Annual Meeting was adjourned to Monday, December 23, 2024, at which time a quorum was achieved. The number of shares of common stock (“Common Stock”) of the Company present and voting at the Annual Meeting, constituting a quorum, was as set forth below:

●	Present and voting in person or by proxy: 1,748,988; and
●	Percent of total outstanding shares: 48.78%.

The record date for determining the Company’s stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) was November 12, 2024. On the Record Date, there were 3,585,350 shares of Common Stock issued and outstanding.

At the Annual Meeting, the stockholders approved all of the four proposals submitted. The votes on the proposals were cast as set forth below:

1.	Election of Directors

	FOR	% VOTED FOR	WITHHELD	% VOTED WITHHELD
Rob Phythian	681,471	97.60%	16,722	2.40%
Obie McKenzie	685,571	98.19%	12,622	1.81%
Robert Gutkowski	684,597	98.05%	13,596	1.95%
Leslie Bernhard	685.691	98.21%	12,502	1.79%

2.	Reverse Stock-Split by a Ratio of Up to and Including 6:1, to be Effective at the Ratio and on a Date at the Discretion of the Board of Directors

FOR	AGAINST	ABSTAIN
1,607,952	139,287	1,749

3.	Ratification of Cherry Bekaert, LLP as independent registered public accountant for the fiscal year ending December 31, 2024

FOR	AGAINST	ABSTAIN
1,621,274	126,327	1,387

4.	Non-Binding Vote to Approve Compensation Paid to Named Executive Officers

FOR	AGAINST	ABSTAIN
673,884	22,507	1,802

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING, INC.

	By:	/s/ Rob Phythian
	Name:	Rob Phythian
	Title:	Chief Executive Officer
Dated: December 26, 2024